                                                                   EXHIBIT 10.30


                        UNITED STATES DISTRICT COURT
                                   FOR THE
                            DISTRICT OF COLUMBIA


- -------------------------------------
                                     :
SECURITIES AND EXCHANGE COMMISSION   :
450 Fifth Street, N.W.               :
Washington, D.C.  20549,             :         Civil Action No.
                                     :
                  Plaintiff,         :              95 0321
          v.                         :
                                     :               FILED
SEQUOIA SYSTEMS, INC.,               :            FEB 24 1995
GABRIEL P. FUSCO,                    :
KENT R. ALLEN,                       :
KEITH D. JOHNSON, and                :     CLERK, U.S. DISTRICT COURT
EDWIN J. HUDSON, JR.,                :        DISTRICT OF COLUMBIA
                                     :
                  Defendants.        :
                                     :
- -------------------------------------


         CONSENT AND UNDERTAKINGS OF DEFENDANT SEQUOIA SYSTEMS, INC.
         -----------------------------------------------------------

     1. Defendant Sequoia Systems, Inc. ("Sequoia"), having been served with the Complaint for Permanent Injunction and Other Equitable Relief ("Complaint"), and having entered a general appearance admits the service of the Complaint upon it and consents to the jurisdiction of this Court over it and over the subject matter of this action.

     2. Sequoia, without admitting or denying any of the allegations of the Complaint, except as to jurisdiction which it admits, hereby consents, solely for the purposes of this action, to the entry of the Final Judgment of Permanent Injunction as to Defendant Sequoia Systems, Inc. ("Final Judgment") in the form annexed hereto and incorporated by reference herein, permanently restraining and enjoining Sequoia from engaging in conduct violative of Sections 10(b), 13(a), 13(b)(2)(A) and 13(b)(2)(B) of the Securities Exchange Act of 1934 (the "Exchange Act") [15 U.S.C.

(S)(S) 78j(b), 78m(a), 78m(b)(2)(A) and 78m(b)(2)(B)] and Rules 10b-5, 12b-20,
13a-1 and 13a-13 [17 C.F.R. (S)(S) 240.10b-5, 240.12b-20, 240.13a-1 and
240.13a-13] thereunder.

     3. As set forth above, Sequoia consents to the entry of the Final Judgment, without admitting or denying any of the allegations of the Complaint, except as to jurisdiction which it admits. Sequoia understands that it is the Commission's policy, set forth in 17 C.F.R. (S) 202.5(e), not to permit a defendant to consent to entry of a judgment while denying the allegations in the Complaint. Sequoia further understands that the Commission's acceptance of this Consent in this matter is based upon its compliance with this policy.

     4. Sequoia waives the filing of an answer and waives the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure.

     5. Sequoia waives any right it may have to appeal from the entry of the annexed Final Judgment.

     6. Sequoia enters into this Consent and Undertakings ("Consent") voluntarily and of its own accord and represents that no offers, promises, inducements, or threats of any kind have been made by the Commission or any member, officer, agent, employee, or representative thereof to induce it to enter into this Consent.

     7. Sequoia undertakes and agrees to cooperate with the Commission and to provide to the Commission discovery, including documentary evidence, and to provide truthful information at any interview, deposition, and any judicial or investigative (whether formal or informal) or administrative proceeding related to or in connection with the matters alleged in, or arising out of, the Complaint, or any of the other defendants in SEC v. Sequoia Systems, Inc., as the Commission may seek
                    ----------------------------
or require; and that it will do so at the request of the Commission or its staff, upon reasonable request and upon service of a subpoena on either the General Counsel or Corporate Secretary of Sequoia, by First Class Mail or any other method the Commission may choose.

     8. Sequoia agrees that this Consent shall be incorporated by reference in the Final Judgment with the same force and effect as if fully set forth therein.

     9. Sequoia agrees that it will not oppose the enforcement of the Final Judgment on the ground, if any exists, that it fails to comply with Rule 65(d) of the Federal Rules of Civil Procedure, and hereby waives any objection it may have based thereon.

     10. Sequoia agrees that the Final Judgment may be presented by the Commission to the Court for signature and entry without further notice.

     11. Sequoia waives service of the Final Judgment entered herein upon it and agrees that entry of the Final Judgment by the Court and filing with the Clerk in the District of Columbia will constitute notice to it of the terms and conditions of the Final Judgment.

     12. Sequoia agrees that this Court shall retain jurisdiction over this matter for the purpose of enforcing the terms and conditions of the Final Judgment, for all purposes regarding the litigation of the above-captioned action, and for purposes regarding this Consent.



                                    SEQUOIA SYSTEMS, INC.



                                    By: SIGNATURE APPEARS HERE
                                       ----------------------------

     On this 30th day of December, 1994, Cornelius P. McMullen, being known to me and who executed the foregoing Consent and Undertakings of Defendant Sequoia Systems, Inc., personally appeared before me and did duly acknowledge to me that he was authorized to execute and executed the same on behalf of Sequoia.


/s/ Florence R. Silverman
- -----------------------------------
Notary Public
My Commission expires: March 15, 1996



APPROVED AS TO FORM:


/s/ Geoffrey S. Stewart
- -----------------------------------
Geoffrey S. Stewart, Esq.
Hale & Dorr
1455 Pennsylvania Avenue, N.W.
Washington, D.C.  20004

Counsel for Sequoia Systems, Inc.

                             SEQUOIA SYSTEMS, INC.

                      Certificate of Corporate Resolution
                      -----------------------------------



     I, Jeremy F. Swett, do hereby certify that I am the duly elected, qualified and acting Secretary of Sequoia Systems, Inc., a Delaware corporation (the "Company"), and that the following is a complete and accurate copy of a resolution adopted by the Board of Directors of the Company on November 8, 1994:

     RESOLVED: That the President and Chief Executive Officer of the Company be and he hereby is authorized to act on behalf of the Company, and in his sole discretion, to negotiate, approve and accept the Offer of Settlement of Sequoia Systems, Inc., attached hereto, in connection with the investigation conducted by the Securities and Exchange Commission; in this connection, the aforementioned officer be and he hereby is authorized to undertake such actions as he may deem necessary and advisable, including the execution of such documentation as may be required by the Securities and Exchange Commission, in order to carry out the foregoing.

I further certify that the aforesaid resolution has not been amended or revoked in any respect and is still in full force and effect.

     IN WITNESS WHEREOF, I have executed this Certificate as a sealed instrument as the duly elected, qualified, and acting Secretary of the Board of Directors of Sequoia Systems, Inc. hereunto duly authorized this 30th day of December, 1994.

                                        /s/ Jeremy F. Swett
                                        ---------------------------
                                        Jeremy F. Swett
                                        Secretary

                         UNITED STATES DISTRICT COURT
                                    FOR THE
                             DISTRICT OF COLUMBIA

- -------------------------------------
                                     :
SECURITIES AND EXCHANGE COMMISSION   :
450 Fifth Street, N.W.               :
Washington, D.C.  20549,             :         Civil Action No.
                                     :
                  Plaintiff,         :             95 0321
          V.                         :
                                     :              FILED
SEQUOIA SYSTEMS, INC.,               :
GABRIEL P. FUSCO,                    :           FEB 24 1995
KENT R. ALLEN,                       :
KEITH D. JOHNSON, and                :     CLERK, U.S. DISTRICT COURT
EDWIN J. HUDSON, JR.,                :        DISTRICT OF COLUMBIA
                                     :
                    Defendants.      :
                                     :
- -------------------------------------

                    FINAL JUDGMENT OF PERMANENT INJUNCTION
                     AS TO DEFENDANT SEQUOIA SYSTEMS, INC.
                     -------------------------------------

     Plaintiff Securities and Exchange Commission (the "Commission"), having filed a Complaint for Permanent Injunction and Other Equitable Relief ("Complaint"), and defendant Sequoia Systems, Inc. ("Sequoia"), in the attached Consent and Undertakings of Defendant Sequoia Systems, Inc. ("Consent"), having entered a general appearance herein, having admitted the jurisdiction of this Court over it and over the subject matter of this action, having waived the filing of an answer to the Complaint, having waived the entry of findings of fact and conclusions of law pursuant to Rule 52 of the Federal Rules of Civil Procedure, and, without admitting or denying the allegations of the Complaint, except as to jurisdiction, which it admits, having consented to the entry of this Final Judgment of Permanent Injunction as to Defendant Sequoia Systems, Inc. ("Final Judgment"), and it further appearing that this Court has jurisdiction over Sequoia and the subject matter hereof, and the Court being fully advised in the premises:

                                      I.

     IT IS HEREBY ORDERED, ADJUDGED AND DECREED that Sequoia, its officers, agents, servants, employees, and attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly or indirectly, violating Section 10(b) of the Securities Exchange Act of 1934 ("Exchange Act") (15 U.S.C. (S) 78j(b)] and Rule lOb-5 [17 C.F.R. (S) 240.10b-5], promulgated thereunder, by using any means or instrumentality of interstate commerce, or of the mails, or of any facility of any national securities exchange:

     (a)  to employ any device, scheme, or artifice to defraud,

     (b) to make any untrue statement of a material fact or to omit to state a material fact necessary in order to make the statements made, in the light of the circumstances under which they were made, not misleading, or

     (c) to engage in any act, practice, or course of business which operates or would operate as a fraud or deceit upon any person,

in connection with the purchase or sale of any security.

                                      II.


     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Sequoia, its officers, agents, servants, employees, and attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly or indirectly, violating Section 13(a) of the Exchange Act (15 U.S.C. (S) 78m(a)] and Rules 12b-20, 13a-1 and 13a-13 [17 C.F.R. (S)(S) 240.12b-20, 240.13a-1 and 240.13a-13] thereunder, by filing or causing to be filed with the Commission any periodic report on behalf of Sequoia, which contains any untrue statement of material fact, or which omits to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, or which fails to comply in any material respect with the requirements of Section 13(a) of the Exchange Act [15 U.S.C. (S) 78m(a)] and the rules and regulations thereunder.

                                     III.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Sequoia, its officers, agents, servants, employees, and attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly or indirectly, violating Section 13(b)(2)
(A) of the Exchange Act [15 U.S.C. (S) 78m(b)(2)(A)] by failing to make and keep books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of Sequoia.

                                        IV.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Sequoia, its officers, agents, servants, employees, and attorneys, and all persons in active concert or participation with them who receive actual notice of this Final Judgment by personal service or otherwise, and each of them, be and hereby are permanently restrained and enjoined from, directly or indirectly, violating Section 13(b)(2)(B) of the Exchange Act [15 U.S.C. (S) 78m(b)(2)(B)] by failing to devise and maintain a system of internal accounting controls at Sequoia sufficient to provide reasonable assurances that:

     (a) transactions are executed in accordance with management's general or specific authorization;

     (b) transactions are recorded as necessary (I) to permit preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements, and
          (II) to maintain accountability for assets;

     (c) access to assets is permitted only in accordance with management's general or specific authorization; and

     (d) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                                      V.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that Sequoia shall cooperate in all respects with the efforts of the Commission pursuant to this Final Judgment, shall give the Commission all reasonable assistance, and shall provide to the Commission such discovery, including testimony, information, and documentary evidence, as the Commission may seek or require in connection with any continuing investigation or litigation of, or administrative proceeding relating to, the matters alleged in, or arising out of, the Complaint.

                                      VI.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that the annexed Consent is incorporated by reference herein with the same force and effect as if fully set forth herein.

                                     VII.

     IT IS FURTHER ORDERED, ADJUDGED AND DECREED that this Court shall retain jurisdiction of this matter for the purposes of enforcing the terms and conditions of this Final Judgment and annexed Consent, and for all purposes regarding the litigation of the above-captioned action.

          *                            *                            *

     There being no reason for delay, the Clerk of the Court is hereby directed, pursuant to Rule 54(b) of the Federal Rules of Civil Procedure, to enter this Final Judgment forthwith.

     SO ORDERED, this 23rd day of February, 1995, at 2:00 P.M. E.S.T.


                                            /s/ SIGNATURE TO COME
                                            ----------------------------------
                                            UNITED STATES DISTRICT JUDGE